UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 3, 2017 (July 1, 2017)

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road
Lanham, MD	20706
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

As previously disclosed, 2U, Inc. (the “Company”), through its wholly owned subsidiary (“2U South Africa”), agreed to acquire Get Educated International Proprietary Limited, a private company duly incorporated in South Africa (“GetSmarter”) pursuant to a Share Sale Agreement, dated as of May 1, 2017 (the “Share Sale Agreement”) by and among 2U South Africa, GetSmarter, the shareholders of GetSmarter (the “Sellers”) and Samuel Edward Paddock, as the Sellers’ Representative. The Share Sale Agreement provided for 2U South Africa’s purchase of all of the outstanding equity interests of GetSmarter. On June 29, 2017, 2U South Africa, GetSmarter, the Sellers and the Sellers’ Representative entered into an Addendum (the “Addendum”) in connection with the closing of the transaction contemplated in the Share Sale Agreement. Among other things, the Addendum amended the Share Sale Agreement to provide that the closing will occur on July 1, 2017, to update the definition of “Final Unaudited Accounts” to be delivered at closing, to increase the “Target Cash on Hand” from 20 million South African Rand to 25 million South African Rand and certain other amendments to clarify the closing mechanics.

The foregoing summaries of  the Share Sale Agreement and the Addendum do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the Share Sale Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and is incorporated herein by reference, and the Addendum, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets

Effective at 12:01 a.m., Eastern Standard time, on July 1, 2017, the Company, through its wholly owned subsidiary, 2U South Africa, completed its previously announced acquisition of all of the outstanding equity interests of GetSmarter pursuant to the Share Sale Agreement, as amended by the Addendum, for a purchase price of approximately $103 million in cash. The purchase price is subject to post-closing adjustments pursuant to the terms of the Share Sale Agreement. In addition, 2U South Africa agreed to pay a potential earn out payment of up to $20 million, subject to the achievement of certain financial milestones in calendar years 2017 and 2018. As a result of the transaction, GetSmarter became an indirect wholly owned subsidiary of the Company.

Under the terms of the Share Sale Agreement, certain of the Sellers have agreed to customary non-competition and non-solicitation obligations. In addition, the Company has issued restricted stock unit awards over the shares of common stock, par value $0.001 per share, of the Company to certain employees and officers of GetSmarter.  The awards are subject to the 2014 2U, Inc. Equity Incentive Plan and will vest over either a two (2) or four (4) year period.

The foregoing summaries of  the Share Sale Agreement and the Addendum do not purport to be complete and are subject to, and are qualified in their entirety by, the full text of the Share Sale Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, and is incorporated herein by reference, and the Addendum, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01                                           Other Events

On July 3, 2017, the Company issued a press release announcing the completion of its acquisition of GetSmarter. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Financial Statements of Business Acquired. The financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date of this Current Report on Form 8-K was required to be filed.

(b)                                 Pro Forma Financial Information. The pro forma financial information required by this item will be filed pursuant to an amendment to this Current Report on Form 8-K no later than seventy-one (71) calendar days after the date of this Current Report on Form 8-K was required to be filed.

(d)                                 Exhibits

Exhibit Number	Exhibit Description
2.1

Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, Get Educated International Proprietary Limited (“Get Educated”), the shareholders of Get Educated, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on May 4, 2017).

2.2

Addendum to the Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, Get Educated International Proprietary Limited (“Get Educated”), the shareholders of Get Educated, and Samuel Edward Paddock, as the Seller’s Representative.

99.1	Press Release of 2U, Inc., issued on July 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Christopher Paucek
Name:	Christopher Paucek
Title:	Chief Executive Officer

Date: July 3, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Description
2.1

Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, Get Educated International Proprietary Limited (“Get Educated”), the shareholders of Get Educated, and Samuel Edward Paddock, as the Seller’s Representative (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed on May 4, 2017).

2.2

Addendum to the Share Sale Agreement, by and among a wholly owned subsidiary of 2U, Inc., K2017143886 South Africa Proprietary Limited, Get Educated International Proprietary Limited (“Get Educated”), the shareholders of Get Educated, and Samuel Edward Paddock, as the Seller’s Representative.

99.1	Press Release of 2U, Inc., issued on July 3, 2017